Exhibit 99.5

HERSHA HOSPITALITY TRUST AND SUBSIDIARIES
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION AS OF DECEMBER 31, 2005
[IN THOUSANDS]

						Gross Amounts at						Life
				Costs Capitalized		which						Upon Which
				Subsequent to		Carried at			Accumulated	Net Book		Latest
		Initial Costs		Acquisition		Close of Period			Depreciation	Value Land		Income
			Buildings and		Buildings and		Buildings and		Buildings and	Buildings and	Date of	Statement is
Description	Encumbrances	Land	Improvements	Land	Improvements	Land	Improvements	Total	Improvements	Improvements	Acquisition	Computed

Holiday Inn,
Harrisburg, PA	$3,196	$412	$1,234	$-	$2,921	$412	4,155	$4,567	$1,609	$2,958	12/15/94	15 to 40
Holiday Inn Express,
New Columbia, PA	1,692	94	2,510	66	681	160	3,191	3,351	642	2,709	12/01/97	15 to 40
Holiday Inn Express,
Hershey, PA	4,417	426	2,645	410	3,091	836	5,736	6,572	1,135	5,437	10/01/97	15 to 40
HIEXP & Suites,
Harrisburg, PA	-	213	1,934	81	995	294	2,929	3,223	514	2,709	03/06/98	15 to 40
Comfort Inn,
Harrisburg, PA	2,256	-	2,720	214	1,094	214	3,814	4,028	713	3,315	05/15/98	15 to 40
Hampton Inn,
Selinsgrove, PA	3,102	157	2,511	93	2,261	250	4,772	5,022	1,104	3,918	09/12/96	15 to 40
Hampton Inn,
Carlisle, PA	3,713	300	3,109	200	2,092	500	5,201	5,701	1,051	4,650	06/01/97	15 to 40
Hampton Inn,
Danville, PA	2,350	300	2,787	99	1,135	399	3,922	4,321	677	3,644	08/28/97	15 to 40
Hampton Inn,
Hershey, PA	3,528	807	5,714	4	208	811	5,922	6,733	942	5,791	01/01/00	15 to 40
Hampton Inn,
Newnan, GA	2,933	712	5,504	-	314	712	5,818	6,530	899	5,631	04/20/00	15 to 40
Hampton Inn,
Peachtree City, GA	1,949	394	3,054	-	299	394	3,353	3,747	532	3,215	04/20/00	15 to 40
Comfort Suites,
Duluth, GA	3,050	432	4,343	-	103	432	4,446	4,878	643	4,235	05/19/00	15 to 40
Holiday Inn Express,
Duluth, GA	2,529	470	2,912	-	40	470	2,952	3,422	429	2,993	05/19/00	15 to 40
Mainstay Suites
Frederick, MD	2,771	262	1,049	171	2,909	433	3,958	4,391	393	3,998	01/01/02	15 to 40
Sleep/Mainstay
KOP, PA	-	1,133	7,294	-	64	1,133	7,358	8,491	839	7,652	06/01/01	15 to 40
Hampton Inn,
Linden, NJ	9,974	1,211	11,961	-	27	1,211	11,988	13,199	676	12,523	10/01/04	15 to 40
Hilton Garden Inn,
Edison, NJ	7,979	-	12,159	-	1	-	12,160	12,160	684	11,476	10/01/04	15 to 40
Residence Inn
Framingham, MA	9,382	1,325	12,737	-	59	1,325	12,796	14,121	575	13,546	03/26/04	15 to 40
Comfort Inn,
Fredrick, MD	3,600	450	4,342	-	20	450	4,362	4,812	178	4,634	05/27/04	15 to 40
Residence Inn
Greenbelt, MD	12,769	2,615	14,815	-	21	2,615	14,836	17,451	541	16,910	07/16/04	15 to 40
Hilton Garden Inn,
Gettysburg, PA	5,339	745	6,116	-	12	745	6,128	6,873	225	6,648	07/23/04	15 to 40
Fairfield Inn
Laurel, MD	-	927	6,120	-	4	927	6,124	7,051	134	6,917	01/31/05	15 to 40
Hampton Inn,
NYC, NY	22,000	5,472	23,497	-	-	5,472	23,497	28,969	411	28,558	04/01/05	15 to 40
Holiday Inn Express,
Langhorne, PA	5,460	1,088	6,573	-	-	1,088	6,573	7,661	132	7,529	05/26/05	15 to 40
Holiday Inn Express,
Malvern, PA	5,740	2,639	5,324	654	-	3,293	5,324	8,617	83	8,534	05/24/05	15 to 40
Holiday Inn Express,
King of Prussia, PA	11,270	2,557	13,339	-	-	2,557	13,339	15,896	208	15,688	05/23/05	15 to 40
Courtyard Inn
Wilmington, DE	8,000	988	10,295	-	-	988	10,295	11,283	139	11,144	06/17/05	15 to 40
McIntosh Inn
Wilmington, DE	3,760	898	4,515	-	-	898	4,515	5,413	61	5,352	06/17/05	15 to 40
Courtyard Inn
Brookline, MA	38,913	-	47,414	-	-	-	47,414	47,414	642	46,772	06/15/05	15 to 40
Sheraton Four Points
Revere, MA	8,654	70	14,996	-	-	70	14,996	15,066	2,571	12,495	02/23/04	15 to 40
Springhill Suites
Williamsburg, VA	5,781	1,430	10,293	-	-	1,430	10,293	11,723	985	10,738	11/22/05	15 to 40
Residence Inn
Williamsburg, VA	8,491	1,911	11,624	-	-	1,911	11,624	13,535	1,253	12,282	11/22/05	15 to 40

Total Investment in
Real Estate	$204,598	$30,438	$265,440	$1,992	$18,351	$32,430	$283,791	$316,221	$21,620	$294,601

Assets Held for Sale
Holiday Inn Express,
Hartford, CT	-	-	2,601	-	43	-	2,644	2,644	107	2,537	01/14/04	15 to 40

Total Real Estate	$204,598	$30,438	$268,041	$1,992	$18,394	$32,430	$286,435	$318,865	$21,727	$297,138

HERSHA HOSPITALITY TRUST AND SUBSIDIARIES
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION AS OF DECEMBER 31, 2005 (continued)
[IN THOUSANDS]

2005
Reconciliation of Real Estate
Balance at beginning of year	$178,935
Additions during the year	158,095
Change in assets held for sale	(20,809)
Investments in real estate	$316,221
Assets held for sale	2,644
Total Real Estate	$318,865

Reconciliation of Accumulated Depreciation
Balance at beginning of year	$14,418
Depreciation for year	5,992
Accumulated Depreciation on Assets Sold	(843)
Depreciation assumed in consolidated joint venture	2,160
Balance at the end of year	$21,727

The aggregate cost of land, buildings and improvements for Federal income tax purposes is approximately $252,444.

2004
Reconciliation of Real Estate
Balance at beginning of year	$117,325
Additions during the year	61,610
Change in assets held for sale	(18,160)
Investments in real estate	$160,775
Assets held for sale	18,160
Total Real Estate	$178,935

Reconciliation of Accumulated Depreciation
Balance at beginning of year	$8,765
Depreciation for year	3,487
Depreciation assumed in consolidated joint venture	2,166
Balance at the end of year	$14,418

The aggregate cost of land, buildings and improvements for Federal income tax purposes is approximately $128,518.

Depreciation is computed based upon the following useful lives:

Buildings and Improvements	15 to 40 years